The Howard Hughes Corporation 13355 Noel Road, 22nd Floor Phone: 214.741.7744 Dallas, TX 75240 www.howardhughes.com Supplemental Information For the quarterly period ended March 31, 2018 NYSE: HHC Seaport District New York, NY 110 North Wacker Chicago, IL Downtown Columbia Columbia, MD

Forward Looking Statements Non-GAAP Financial Measures Additional Information 1 www.howardhughes.com Cautionary Statements Our website address is www.howardhughes.com. Our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other publicly filed or furnished ngs" subsection, as soon as reasonably practicable after those documents are filed with, or furnished to, the SEC. Also available through the Investors section of our website are beneficial ownership reports filed by our directors, certain officers and shareholders on Forms 3, 4 and 5. Our financial statements have been prepared in accordance with accounting principles generally accepted in the United States (GAAP); however, we use certain non-GAAP performance measures in this presentation, in addition to GAAP measures, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer companies more meaningful. Management continually evaluates the usefulness, relevance, limitations, and calculation of our reported non-GAAP performance measures to determine how best to provide relevant information to the public, and thus such reported measures could change. The non-GAAP financial measures used in this presentation are funds from operations, or FFO, core funds from operations, or Core FFO, adjusted funds from operations, or AFFO, and net operating income, or NOI. FFO is defined by the National Association of Real Estate Investment Trusts (NAREIT) as net income calculated in accordance with GAAP, excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization and impairment charges (which we believe are not indicative of the performance of our operating portfolio). We calculate FFO in gains and losses from depreciable property dispositions, and impairments, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition, development activities and financing costs. This provides a perspective of our financial performance not immediately apparent from net income determined in accordance with GAAP. Core FFO is calculated by adjusting FFO to exclude the impact of certain non-cash and/or nonrecurring income and expense items, as set forth in the calculation herein. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FFO serves as a useful, supplementary measure of the ongoing operating performance of the core operations across all segments, and we believe it is used by investors in a similar manner. Finally, AFFO adjusts our Core FFO operating measure to deduct cash expended on recurring tenant improvements and capital expenditures of a routine nature to present an adjusted measure of Core FFO. Core FFO and AFFO are non-GAAP and non-standardized measures and may be calculated differently by other peer companies. Herein, we define NOI as operating revenues (rental income, tenant recoveries and other revenue) less operating expenses (real estate taxes, repairs and maintenance, marketing and other property expenses), plus our share of NOI from equity investees. NOI excludes straight-line rents and amortization of tenant incentives, net interest expense, ground rent amortization, demolition costs, amortization, depreciation, development-related marketing costs and Equity in earnings from Real Estate and Other Affiliates. We use NOI to evaluate our operating performance on a property-by-property basis because NOI allows us to evaluate the impact that factors which vary by property, such as lease structure, lease rates and tenant bases, have on our operating results, gross margins and investment returns. We believe that NOI is a useful supplemental measure of the performance of our Operating Assets because it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating real estate properties and the impact on operations from trends in rental and occupancy rates and operating costs. While FFO, Core FFO, AFFO and NOI are relevant and widely used measures of operating performance of real estate companies, they do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating our liquidity or operating performance. FFO, Core FFO, AFFO and NOI do not purport to be indicative of cash available to fund our future cash requirements. Further, our computations of FFO, Core FFO, AFFO and NOI may not be comparable to FFO, Core FFO, AFFO and NOI reported by other real estate companies. We have included in this presentation a reconciliation from GAAP net income to FFO, Core FFO and AFFO, as well as a reconciliation of our GAAP Operating Assets Earnings Before Taxes ("EBT") segment measure to NOI. Non-GAAP financial measures should not be considered independently, or as a substitute, for financial information presented in accordance with GAAP. This presentation includes forward-looking statements. Forward-looking statements give our current expectations relating to our financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to current or historical facts. These statements may include words "believe," expression. Forward looking statements give our expectations about the future and are not guarantees. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance and achievements to materially differ from any future results, performance and achievements expressed or implied by such forward-looking statements. We caution you not to rely on these forward-looking statements. For a discussion of the risk factors that could have an impact on these forward-looking statements, see our Annual Report on Form 10-K for the fiscal year ended December 31, 2017. The statements made herein speak only as of the date of this presentation and we do not undertake to update this information except as required by law. Past performance does not guarantee future results. Performance during time periods shown is limited and may not reflect the performance for the full year or future years, or in different economic and market cycles.

FINANCIAL OVERVIEW PORTFOLIO OVERVIEW PORTFOLIO PERFORMANCE DEBT & OTHER Company Profile 3 MPC Portfolio 10 Lease Expirations 12 Debt Summary 21 Financial Summary 5 Portfolio Key Metrics 11 Stabilized Properties 13 Property-Level Debt 22 Balance Sheets 6 Unstabilized Properties 15 Ground Leases 23 Statements of Operations 7 Under Construction Properties 16 Definitions 24 Income Reconciliation 8 Acquisitions / Dispositions 17 Reconciliation of Non-GAAP 25 NOI by Region 9 MPC Land 18 Ward Village Condos 19 Other Assets 20 www.howardhughes.com2 Table of Contents

Howard Hughes

Company Profile - Summary & Results

Company Overview - 1Q18

Exchange / Ticker	NYSE: HHC
Share Price - March 31, 2018	$ 139.13
Diluted Earnings / Share	$ 0.03
FFO/ Diluted Share	$ 0.68
Core FFO/ Diluted Share	$ 1.02
AFFO/ Diluted Share	$ 0.91

Recent Company Highlights

NEW YORK--(PRNewswire)--March 21, 2018--Live Nation Entertainment, Inc. (NYSE: LYV) and The Howard Hughes Corporation® (NYSE: HHC) announced today that the Pier 17 Rooftop Concert Series at the Seaport District will be programmed exclusively by Live Nation. The highly anticipated 1.5-acre rooftop is a 3,400-standing, 2,400-seated capacity open-air venue which will feature unmatched views of the Brooklyn Bridge, the Statue of Liberty, and the city skyline. The concert series will bring elite artists to New York's newest entertainment destination, with the musical lineup to be announced May 7. Pier 17 stands as a prominent highlight of the revitalized district. The first two floors of the four-story building will include waterfront restaurants from culinary powerhouses such as Andrew Carmellini, David Chang of the Momofuku Group, and Jean-Georges Vongerichten. Pier 17 will also include ESPN's new live broadcast studios, which will launch in early April. Poised to become an iconic entertainment destination, the Pier 17 rooftop will be one of the most unique venues in the world.

LAS VEGAS--(PRNewswire)--February 26, 2018--The Howard Hughes Corporation® (NYSE: HHC), the Las Vegas Convention and Visitors Authority (LVCVA), community leaders, Major League Baseball (MLB) executives, and hundreds of loyal fans broke ground on Friday, February 23 on the Las Vegas Ballpark, a 10,000-person capacity baseball stadium that will be the future home of the Las Vegas 51s®, the city's professional baseball team. The team, a member of the Pacific Coast League (PCL) and a Triple-A affiliate of the New York Mets, is wholly owned by The Howard Hughes Corporation.

DALLAS--(BUSINESS WIRE)--February 23, 2018--The Howard Hughes Corporation® (NYSE: HHC) announced today that it has repurchased 475,920 shares of its common stock, par value $0.01 per share, in a private transaction with an unaffiliated entity at a purchase price of $120.33 per share, or approximately $57,267,453 in the aggregate. The repurchase transaction was consummated on February 21, 2018, and was funded with cash on hand.

For more press releases, please visit www.howardhughes.com/press

Operating Portfolio by Region


UNLOCKING VALUE FROM WALL STREET TO WAIKIKI
SEAPORT DISTRICT NEW YORK
SUMMERLIN LAS VEGAS
DOWNTOWN COLUMBIA MARYLAND
WARD VILLAGE HAWAII
HOUSTON MPC's
Howard Hughes

1Q18 MPC & Condominium Results

$ in millions


Summerlin 87%
The Woodlands -1%
Bridgeland 14%
1Q18 MPC EBT
$36.8M

$ in millions


Anaha 15%
Waiea 85%
1Q18 Condo Gross Profit
$4.1M

1Q18 MPC EBT	
Bridgeland	$5.3
Columbia	(0.1)
Summerlin	32.1
The Woodlands / The Woodlands Hills	(0.5)
Total	**$36.8**

1Q18 Condo Gross Profit	
Waiea	$3.5
Anaha	0.6
Ke Kilohana	-
Ae`o	-
Total	**$4.1**

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Howard Hughes.

Company Profile - Summary & Results (cont'd)

Path to Projected Annual Stabilized NOI

Currently Under Construction

$ in millions


Hotel
2%
Retail
4%
Other
10%
Projected
Stabilized
NOI
$69.7M
Office
59%
Multifamily
25%

Retail & Office S.F.	2,330,200
Multifamily Units	941
Hotel Keys	66
Other Units	-
Projected Stabilized NOI	$69.7

Currently Unstabilized

$ in millions


Hotel
40%
Retail
6%
Other
2%
Projected
Stabilized
NOI
$67.7M
Office
35%
Multifamily
17%

Retail & Office S.F.	1,205,435
Multifamily Units	827
Hotel Keys	705
Other Units	1,438
Projected Stabilized NOI	$67.7

Currently Stabilized

$ in millions


Hotel
3%
Retail
42%
Other
5%
Projected
Stabilized
NOI
$153.6M
Multifamily
10%
Office
40%

Retail & Office S.F.	5,149,157
Multifamily Units	1,233
Hotel Keys	205
Other Units	-
Projected Stabilized NOI	$153.6

Total

$ in millions


Multifamily
15%
Retail
25%
Hotel
11%
Other
6%
Projected
Stabilized
NOI
$291.0M
Office
43%

Retail & Office S.F.	8,684,792
Multifamily Units	3,001
Hotel Keys	976
Other Units	1,438
Projected Stabilized NOI	$291.0

1Q18 - Operating Results by Property Type

Currently Under Construction

$ in millions


1Q18
Under Construction
NOI
$0.0M

Currently Unstabilized

$ in millions


Hotel
64%
Other
1%
1Q18
Unstabilized
NOI
$9.8M
Office
16%
Retail
6%
Multifamily
13%

Currently Stabilized

$ in millions


Hotel
4%
Retail
40%
Other
7%
1Q18
Stabilized
NOI
$37.0M
Multifamily
9%
Office
40%

Total

$ in millions


Retail
33%
Hotel
17%
Other
5%
1Q18
Total
NOI
$46.8M
Multifamily
10%
Office
35%

Note: Path to Projected Annual Stabilized NOI charts exclude Seaport NOI until we have greater clarity with respect to the performance of our tenants; however, the operating portion of Seaport is included in 1Q18 Operating Results by Property Type. See page 16 for Stabilized NOI Yield and other project information.

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Howard Hughes. Financial Summary

Company Profile	Q1 2018	Q4 2017	Q3 2017	Q2 2017	Q1 2017	FY 2017	FY 2016
Share price[1]	$139.13	$131.27	$117.93	$122.84	$117.25	$131.27	$114.10
Market Capitalization[2]	$6.0b	$5.9b	$5.1b	$5.3b	$5.1b	$5.9b	$4.9b
Enterprise Value[3]	$8.3b	$7.9b	$7.5b	$7.7b	$7.3b	$7.9b	$6.9b
Weighted avg. shares - basic (in thousands)	42,976	42,860	42,845	40,373	39,799	41,364	39,492
Weighted avg. shares - diluted (in thousands)	43,363	43,120	43,267	43,051	42,757	43,089	42,729
Total diluted share equivalents outstanding (in thousands)[1]	43,301	44,917	43,380	43,401	43,194	44,917	42,961
Earnings Profile (in thousands except for Avg. NOI margin)							
Operating Segment Income							
Revenues	$87,535	$80,727	$77,651	$79,643	$79,640	$317,661	$282,196
Expenses	($44,773)	($45,566)	($41,492)	($42,154)	($39,223)	($168,435)	($150,908)
Company's Share of Equity Method Investments NOI and Cost Basis Investment	$4,010	$1,084	$1,186	$1,385	$4,129	$7,784	$7,685
Net Operating Income[4]	$46,772	$36,245	$37,345	$38,874	$44,546	$157,010	$138,973
Avg. NOI margin	53%	45%	48%	49%	56%	49%	49%
MPC Segment Earnings							
Total revenues	$55,765	$87,832	$64,929	$78,076	$68,706	$299,543	$253,304
Total expenses[5]	($36,449)	($43,300)	($37,299)	($40,762)	($35,357)	($156,718)	($138,409)
Interest income, net[6]	$6,392	$6,390	$6,355	$5,990	$5,557	$24,292	$21,085
Equity in earnings in Real Estate and Other Affiliates	$11,128	$1,682	$6,480	$9,792	$5,280	$23,234	$43,501
MPC Segment EBT[6]	$36,836	$52,604	$40,465	$53,096	$44,186	$190,351	$179,481
Condo Gross Profit							
Revenues[7]	$10,837	$122,043	$113,852	$148,211	$80,145	$464,251	$485,634
Expenses[7]	($6,729)	($85,152)	($86,531)	($106,195)	($60,483)	($338,361)	($319,325)
Condo Net Income	$4,108	$36,891	$27,321	$42,016	$19,662	$125,890	$166,309
Debt Summary (in thousands except for percentages)							
Total debt payable[8]	$2,915,220	$2,877,789	$3,014,280	$3,023,122	$2,771,492	$2,877,789	$2,708,460
Fixed rate debt outstanding at end of period	$1,522,488	$1,526,875	$1,508,746	$1,514,192	$1,324,634	$1,526,875	$1,184,141
Weighted avg. rate - fixed	4.98%	5.04%	4.99%	5.06%	4.94%	5.04%	5.89%
Variable rate debt outstanding at end of period, excluding condominium financing	$1,299,119	$1,317,311	$1,310,265	$1,324,125	$1,309,169	$1,317,311	$1,363,472
Weighted avg. rate - variable	4.32%	4.10%	3.67%	3.64%	3.45%	4.10%	3.33%
Condominium debt outstanding at end of period	$93,613	$33,603	$195,269	$184,805	$137,689	$33,603	$160,847
Weighted avg. rate - condominium financing	5.78%	4.49%	7.98%	7.92%	7.68%	7.11%	7.47%
Leverage ratio (debt to enterprise value)	34.92%	36.20%	39.90%	39.10%	38.04%	36.20%	38.80%

(1) Presented as of period end date.
(2) Market capitalization = Closing share price at of the last trading day of the respective period times total diluted share equivalents outstanding as of the date presented.
(3) Enterprise Value = (Market capitalization+ book value of debt + noncontrolling interest) - cash and equivalents.
(4) Net Operating Income = Operating Assets NOI excluding properties sold or in redevelopment + Company's Share of Equity Method Investments NOI and the annual Distribution from our Cost Basis Investment.
(5) Expenses include both actual and estimated future costs of sales allocated on a relative sales value to land parcels sold, including MPC-level G&A and real estate taxes on remaining residential and commercial land.
(6) MPC Segment EBT (Earnings before tax, as discussed in our GAAP financial statements), includes negative interest expense relating to capitalized interest for the segment relating to debt held in other segments and at corporate.
(7) Revenues in the current period represent "Condominium rights and unit sales" and expenses represent "Condominium rights and unit cost of sales" as stated in our GAAP financial statements, based on the new revenue standard adopted January 1, 2018. Prior periods are presented based on the percentage of completion method ("POC").
(8) Represents Total mortgages, notes, and loans payable, as stated in our GAAP financial statements as of the respective date, excluding unamortized deferred financing costs and bond issuance costs.

5 www.howardhughes.com

Howard Hughes
Balance Sheets

(In thousands, except share amounts)	Q1 2018	Q1 2017	FY 2017	FY 2016
ASSETS	Unaudited	Unaudited		
Investment in real estate:				
Master Planned Community assets	$ 1,633,492	$ 1,672,484	$ 1,642,278	$ 1,669,561
Buildings and equipment	2,365,773	2,131,973	2,238,617	2,027,363
Less: accumulated depreciation	(325,026)	(266,260)	(321,882)	(245,814)
Land	273,444	314,259	277,932	320,936
Developments	1,412,153	994,864	1,196,582	961,980
Net property and equipment	5,359,836	4,847,320	5,033,527	4,734,026
Investment in Real Estate and Other Affiliates	85,911	70,381	76,593	76,376
Net investment in real estate	5,445,747	4,917,701	5,110,120	4,810,402
Cash and cash equivalents	632,838	541,508	861,059	665,510
Restricted cash	132,105	212,450	103,241	249,629
Accounts receivable, net	14,384	10,117	13,041	9,883
Municipal Utility District receivables, net	203,436	160,189	184,811	150,385
Notes receivable, net	8,310	60	5,864	155
Deferred expenses, net	90,839	64,155	80,901	64,531
Prepaid expenses and other assets, net	210,327	501,962	370,027	416,887
Total Assets	**$ 6,737,986**	**$ 6,408,142**	**$ 6,729,064**	**$ 6,367,382**
LIABILITIES AND EQUITY				
Liabilities				
Mortgages, notes and loans payable, net	$ 2,895,771	$ 2,750,254	$ 2,857,945	$ 2,690,747
Deferred tax liabilities	143,581	210,043	160,850	200,945
Warrant liabilities	—	313,797	—	332,170
Accounts payable and accrued expenses	619,271	516,742	521,718	572,010
Total Liabilities	**$ 3,658,623**	**$ 3,790,836**	**$ 3,540,513**	**$ 3,795,872**
Equity				
Common stock: $.01 par value; 150,000,000 shares authorized, 43,491,595 shares issued and 42,986,302 outstanding as of March 31, 2018 and 43,300,253 shares issued and 43,270,880 outstanding as of December 31, 2017	436	404	433	398
Additional paid-in capital	3,310,421	2,893,042	3,302,502	2,853,269
Accumulated deficit	(175,879)	(272,253)	(109,508)	(277,912)
Accumulated other comprehensive loss	(797)	(6,428)	(6,965)	(6,786)
Treasury stock, at cost, 505,293 and 29,373 shares as of March 31, 2018 and December 31, 2017, respectively	(60,743)	(1,231)	(3,476)	(1,231)
Total stockholders' equity	3,073,438	2,613,534	3,182,986	2,567,738
Noncontrolling interests	5,925	3,772	5,565	3,772
Total Equity	**$ 3,079,363**	**$ 2,617,306**	**$ 3,188,551**	**$ 2,571,510**
Total Liabilities and Equity	**$ 6,737,986**	**$ 6,408,142**	**$ 6,729,064**	**$ 6,367,382**
Share Count Details (in thousands)				
Shares outstanding at end of period (including restricted stock)	42,986	40,312	43,271	39,790
Dilutive effect of stock options[1]	146	241	200	277
Dilutive effect of warrants[2]	169	2,641	1,446	2,894
Total Diluted Share Equivalents Outstanding	**43,301**	**43,194**	**44,917**	**42,961**

(1) Stock options assume net share settlement calculated for the year-to-date period presented.

(2) Warrants assume net share settlement and incremental shares for dilution calculated as of the date presented.

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Howard Hughes

Comparative Statements of Operations: Total Portfolio

(In thousands, except per share amounts)	Q1 2018	Q1 2017	FY 2017	FY 2016
Revenues:	Unaudited	Unaudited		
Condominium rights and unit sales	$ 10,837	$ 80,145	$ 464,251	$ 485,634
Master Planned Community land sales	46,565	53,481	248,595	215,318
Minimum rents	49,395	46,326	183,025	173,268
Tenant recoveries	12,760	11,399	45,814	44,330
Hospitality revenues	23,061	19,711	76,020	62,252
Builder price participation	5,081	4,661	22,835	21,386
Other land revenues	4,131	10,582	28,166	16,232
Other rental and property revenues	9,849	5,457	31,414	16,585
Total revenues	**161,679**	**231,762**	**1,100,120**	**1,035,005**
Expenses:				
Condominium rights and unit cost of sales	6,729	60,483	338,361	319,325
Master Planned Community cost of sales	26,043	25,869	121,116	95,727
Master Planned Community operations	10,325	9,394	38,777	42,371
Other property operating costs	23,175	18,508	91,729	65,978
Rental property real estate taxes	8,127	7,537	29,185	26,847
Rental property maintenance costs	3,197	3,028	13,432	12,392
Hospitality operating costs	15,567	13,845	56,362	49,359
Provision for doubtful accounts	776	535	2,710	5,664
Demolition costs	6,671	65	1,923	2,212
Development-related marketing costs	6,078	4,205	20,504	22,184
General and administrative	24,264	18,117	89,882	86,588
Depreciation and amortization	28,188	25,524	132,252	95,864
Total expenses	**159,140**	**187,110**	**936,233**	**824,511**
Operating income before other items	**2,539**	**44,652**	**163,887**	**210,494**
Other:				
Provision for impairment	—	—	—	(35,734)
Gains on sales of properties	—	32,215	51,367	140,549
Other income, net	—	687	3,248	11,453
Total other	—	**32,902**	**54,615**	**116,268**
Operating Income	**2,539**	**77,554**	**218,502**	**326,762**
Interest income	2,076	622	4,043	1,359
Interest expense	(16,609)	(17,858)	(64,568)	(65,724)
Loss on redemption of senior notes due 2021	—	(46,410)	(46,410)	—
Warrant liability loss	—	(12,562)	(43,443)	(24,410)
Gain on acquisition of joint venture partner's interest	—	5,490	23,332	27,088
Gain (loss) on disposal of operating assets	—	—	3,868	(1,117)
Equity in earnings from Real Estate and Other Affiliates	14,386	8,520	25,498	56,818
Income before taxes	2,392	15,356	120,822	320,776
Benefit (Provision) for income taxes	(558)	(9,697)	45,801	(118,450)
Net income	1,834	5,659	166,623	202,326
Net loss (income) attributable to noncontrolling interests	(360)	—	1,781	(23)
Net income attributable to common stockholders	**$ 1,474**	**$ 5,659**	**$ 168,404**	**$ 202,303**
Basic income per share	**$ 0.03**	**$ 0.14**	**$ 4.07**	**$ 5.12**
Diluted income per share	**$ 0.03**	**$ 0.13**	**$ 3.91**	**$ 4.73**

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Howard Hughes
Reconciliation of Net Income to FFO, Core FFO and AFFO

(In thousands, except per share amounts)	Q1 2018	Q1 2017	FY 2017	FY 2016
RECONCILIATION OF NET INCOME TO FFO				
Net income attributable to common shareholders	$ 1,474	$ 5,659	$ 168,404	$ 202,303
Add:				
Segment real estate related depreciation and amortization	26,319	23,549	123,954	89,368
(Gain) loss on disposal of operating assets	—	—	(3,868)	1,117
Gains on sales of properties	—	(32,215)	(51,367)	(140,549)
Income tax expense (benefit) adjustments - deferred				
(Gain) loss on disposal of operating assets	—	—	1,424	(419)
Gains on sales of properties	—	12,081	19,127	52,706
Impairment of depreciable real estate properties	—	—	—	35,734
Reconciling items related to noncontrolling interests	360	—	(1,781)	23
Our share of the above reconciling items included in earnings from unconsolidated joint ventures	1,513	830	4,385	4,305
FFO	$ 29,666	$ 9,904	$ 260,278	$ 244,588
Adjustments to arrive at Core FFO:				
Acquisition expenses	$ —	$ 32	$ 109	$ 526
Loss on redemption of senior notes due 2021	—	46,410	46,410	—
Gain on acquisition of joint venture partner's interest	—	(5,490)	(23,332)	(27,088)
Warrant loss	—	12,562	43,443	24,410
Severance expenses	261	828	2,525	453
Non-real estate related depreciation and amortization	1,869	1,975	8,298	6,496
Straight-line amortization	(3,340)	1,961	(7,782)	(10,861)
Deferred income tax expense (benefit)	246	(3,193)	(64,014)	61,411
Non-cash fair value adjustments related to hedging instruments	216	(198)	905	1,364
Share based compensation	2,526	1,906	8,211	7,343
Other non-recurring expenses (development related marketing and demolition costs)	12,749	4,270	22,427	24,396
Our share of the above reconciling items included in earnings from unconsolidated joint ventures	94	75	502	677
Core FFO	$ 44,287	$ 71,042	$ 297,980	$ 333,715
Adjustments to arrive at AFFO:				
Tenant and capital improvements	$ (4,532)	(4,328)	$ (15,803)	$ (14,224)
Leasing Commissions	(399)	(686)	(2,995)	(3,189)
AFFO	$ 39,356	$ 66,028	$ 279,182	$ 316,302
FFO per diluted share value	$ 0.68	$ 0.23	$ 6.04	$ 5.72
Core FFO per diluted share value	$ 1.02	$ 1.66	$ 6.92	$ 7.81
AFFO per diluted share value	$ 0.91	$ 1.54	$ 6.48	$ 7.40

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Howard Hughes

NOI by Region

Dollars in thousands

Property	% Ownership (a)	Total Sq. Ft.	Total Units	1Q18 Occupied (#) Sq. Ft.	1Q18 Occupied (#) Units	1Q18 Leased (#) Sq. Ft.	1Q18 Leased (#) Units	1Q18 Occupied (%) Sq. Ft.	1Q18 Occupied (%) Units	1Q18 Leased (%) Sq. Ft.	1Q18 Leased (%) Units	1Q18 Annualized NOI (b)	Stabilized NOI (c)	Time to Stabilize (Years)
Stabilized Properties														
Office - Houston	100%	1,477,006	—	1,396,543	—	1,428,129	—	95%	—	97%	—	$38,699	$40,060	—
Office - Columbia	100%	1,049,724	—	973,706	—	996,139	—	93%	—	95%	—	$14,992	$15,295	—
Office - Summerlin	100%	206,279	—	197,963	—	201,138	—	96%	—	98%	—	$5,367	$5,700	—
Retail - Houston	100%	292,651	—	284,169	—	285,603	—	97%	—	98%	—	$9,554	$9,903	—
Retail - Columbia	100%	89,199	—	89,199	—	89,199	—	100%	—	100%	—	$2,086	$2,200	—
Retail - Hawaii	100%	918,669	—	815,308	—	876,782	—	89%	—	95%	—	$19,297	$19,297	—
Retail - Other	100%	264,971	—	259,299	—	264,179	—	98%	—	100%	—	$6,862	$6,500	—
Retail - Summerlin	100%	824,067	—	728,974	—	783,378	—	88%	—	95%	—	$21,845	$26,300	—
Multi-Family - Houston	100%	—	707	—	684	—	702	—	97%	—	99%	$7,600	$9,100	—
Multi-Family - Columbia (d)	50%	13,591	380	13,591	342	13,591	356	100%	90%	100%	94%	$2,682	$3,500	—
Multi-Family - New York (d)	100%	13,000	22	13,000	20	13,000	21	100%	91%	100%	95%	$418	$600	—
Multi-Family - Summerlin	100%	—	124	—	117	—	123	—	94%	—	99%	$2,774	$2,200	—
Hospitality - Houston	100%	—	205	—	166	—	—	—	81%	—	81%	$6,173	$4,500	—
Other Assets (e)	—	—	—	—	—	—	—	—	—	—	—	$8,368	$8,464	—
Total Stabilized Properties (f)												**$146,719**	**$153,619**	**—**
Unstabilized Properties														
Office - Houston	100%	652,569	—	386,437	—	426,182	—	59%	—	65%	—	$5,561	$14,500	2.0
Office - Columbia	100%	331,223	—	210,261	—	241,277	—	63%	—	73%	—	$1,310	$8,700	2.4
Retail - Houston (g)	100%	83,497	—	62,452	—	67,138	—	75%	—	80%	—	$1,149	$1,700	0.0
Retail - Hawaii	100%	86,337	—	62,371	—	71,380	—	72%	—	83%	—	$1,121	$2,709	1.0
Multi-Family - Houston	100%	23,280	390	21,552	380	23,126	386	93%	97%	99%	99%	$6,563	$7,500	1.6
Multi-Family - Columbia	50%	28,529	437	—	97	—	122	0%	22%	0%	28%	($347)	$4,000	1.0
Hospitality - Houston	100%	—	705	—	453	—	453	—	64%	—	64%	$25,309	$27,000	2.0
Self Storage - Houston	100%	—	1,438	—	551	—	551	—	38%	—	38%	$231	$1,600	2.0
Total Unstabilized Properties												**$40,896**	**$67,709**	**1.8**
Under Construction Properties														
Office - Houston	100%	203,000	—	—	—	203,000	—	—	—	100%	—	—	$5,100	1.0
Office - Columbia	100%	320,000	—	—	—	150,000	—	—	—	47%	—	—	$9,200	5.0
Office - Summerlin	100%	325,000	—	—	—	216,250	—	—	—	67%	—	—	$7,600	1.5
Office - Other	33%	1,400,000	—	—	—	493,797	—	—	—	38%	—	—	$19,641	5.0
Retail - Houston	100%	60,300	—	—	—	45,000	—	—	—	75%	—	—	$1,668	2.0
Retail - Hawaii	100%	21,900	—	—	—	21,900	—	—	—	100%	—	—	$1,081	2.0
Multi-Family - Houston	100%	—	292	—	—	—	—	—	—	—	—	—	$3,500	2.0
Multi-Family - Columbia	100%	—	382	—	—	—	—	—	—	—	—	—	$9,162	5.0
Multi-Family - Summerlin	100%	—	267	—	—	—	—	—	—	—	—	—	$4,400	2.0
Hospitality - New York	35%	—	66	—	—	—	—	—	—	—	—	—	$1,300	0.0
Other - Summerlin	100%	—	—	—	—	—	—	—	—	—	—	—	$7,000	1.0
Total Under Construction Properties												**$0**	**$69,653**	**3.7**
Total/ Wtd. Avg. for Portfolio												**$187,614**	**$290,980**	**3.0**

Notes

(a) Includes our share of NOI for our joint ventures.

(b) Annualized 1Q18 NOI includes distribution received from cost method investment in 1Q18. For purposes of this calculation, this one time annual distribution is not annualized.

(c) Table above excludes Seaport NOI until we have greater clarity with respect to the performance of our tenants. See page 16 for Stabilized NOI Yield and other project information.

(d) Multi-Family square feet represent ground floor retail whereas multi-family units represent residential units for rent.

(e) Other assets are primarily made up our share of equity method investments not included in other categories. These assets can be found on page 14 of this presentation.

(f) For Stabilized Properties, the difference between 1Q18 Annualized NOI and Stabilized NOI is attributable to a number of factors which may include timing, free rent or other temporary abatements, tenant turnover and market factors.

(g) Retail - Houston in the Unstabilized Properties section is inclusive of retail in Bridgeland.

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Howard Hughes. MPC Portfolio


Master Planned Communities - Remaining Saleable Acres (a)
Income Producing Assets - Stabilized & Unstabilized
Commercial 18%
Residential 82%
Commercial 38%
Residential 62%
Commercial 100%
Unstabilized 33%
Stabilized 67%
Unstabilized 48%
Stabilized 52%
Stabilized 40%
Unstabilized 60%

($ in thousands)	Nevada	Texas	Maryland	Total (c)
MPC Performance - 1Q18 & 1Q17				
MPC Net Contribution (1Q18) (b)	$13,819	($7,810)	($160)	$5,849
MPC Net Contribution (1Q17) (b)	$20,395	$2,487	($303)	$22,579
Operating Asset Performance - 2018 & Future				
Annualized 1Q18 In-Place NOI	$33,815	$105,140	$20,722	$159,677
Est. Stabilized NOI (Future) (d)	$57,124	$130,432	$52,057	$239,613
Wtd. Avg. Time to Stab. (yrs.)	1.6	1.9	4.2	—

Note

(a) Commercial acres may be developed internally or sold.

(b) Reconciliation from GAAP MPC segment earnings before tax (EBT) measure to MPC Net Contribution for the three months ended March 31, 2018 is found under Reconciliation of Non-GAAP Measures on page 25.

(c) Total excludes NOI from non-core operating assets, and NOI from core assets within Hawaii and New York as these regions are not defined as MPCs.

(d) Est. Stabilized NOI (Future) represents all assets within the respective MPC regions, inclusive of stabilized, unstabilized, and under construction.

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Howard Hughes. Portfolio Key Metrics

	MPC Regions						Non-MPC Regions			
	Woodlands Houston, TX	Woodlands Hills Houston, TX	Bridgeland Houston, TX	Summerlin Las Vegas, NV	Columbia Columbia, MD	Total MPC Regions	Hawaii Honolulu, HI	Seaport New York, NY	Other	Total Non-MPC
Operating - Stabilized Properties										
Office s.f.	1,477,006	-	-	206,279	1,049,724	2,733,009	-	-	-	-
Retail s.f.	292,651	-	-	824,067	102,790	1,219,508	918,669	-	264,971	1,183,640
Multifamily units	707	-	-	124	380	1,211	-	22	-	22
Hotel Rooms	205	-	-	-	-	205	-	-	-	-
Self Storage Units	-	-	-	-	-	-	-	-	-	-
Operating - Unstabilized Properties										
Office s.f.	652,569	-	-	-	331,223	983,792	-	-	-	-
Retail s.f. (a)	23,280	-	83,497	-	28,529	135,306	86,337	-	-	86,337
Multifamily units	390	-	-	-	437	827	-	-	-	-
Hotel rooms	705	-	-	-	-	705	-	-	-	-
Self Storage Units	1,438	-	-	-	-	1,438	-	-	-	-
Operating - Under Construction Properties										
Office s.f.	203,000	-	-	325,000	320,000	848,000	-	-	1,400,000	1,400,000
Retail s.f. (b)	60,300	-	-	-	-	60,300	21,900	-	-	21,900
Multifamily units	292	-	-	267	382	941	-	-	-	-
Hotel rooms	-	-	-	-	-	-	-	66	-	66
Self Storage Units	-	-	-	-	-	-	-	-	-	-
Residential Land										
Total gross acreage/condos (c)	28,475 ac.	2,055 ac.	11,470 ac.	22,500 ac.	16,450 ac.	80,950 ac.	1,381	n.a.	n.a.	1,381
Current Residents (c)	116,000	-	8,800	108,000	112,000	344,800	n.a.	n.a.	n.a.	-
Remaining saleable acres/condos	223	1,414	2,425	3,523	n.a.	7,585	56	n.a.	n.a.	56
Estimated price per acre (d)	$697	$270	$369	$647	n.a.		n.a.	n.a.	n.a.	-
Commercial Land										
Total acreage remaining	743	171	1,535	793	97	3,339	n.a.	n.a.	n.a.	-
Estimated price per acre (e)	$945	$552	$470	$759	$576		n.a.	n.a.	n.a.	-

Notes

Portfolio Key Metrics herein include square feet, units and rooms included in joint venture projects. Sq. ft. and units are not shown at share.

(a) Retail s.f. within the Summerlin region excludes 381,767 sq. ft. of anchors.

(b) Retail s.f. within New York region excludes Pier 17 and Uplands, pending final plans for this project.

(c) Acreage and current residents shown as of December 31, 2017.

(d) Residential pricing represents average price per acre achieved in 1Q18.

(e) Commercial pricing represents average price per acre in 2017. These estimates of current value are based upon recent sales, third party appraisals and third party MPC experts.

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12 www.howardhughes.com Lease Expirations Houston Las Vegas Columbia Hawaii Other Office Retail Weighted Avg. Lease Term D.C. - 7 Years N.Y. - 12 Years Blended - 10 years 0% 5% 10% 15% 20% 25% 30% Office Retail Office Retail Office Retail Office Retail Office Retail Office Retail Office Retail Office Retail Office Retail Office Retail Office Retail 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028+ % o f A nn ua liz ed C as h R en t E xp ir in g Office and Retail Lease Expirations Total Office and Retail Portfolio as of March 31, 2018 Office Expirations Retail Expirations $31.50 $39.54 29.58 41.31 30.65 53.04 32.37 27.28 32.77 48.49 29.83 52.91 29.70 36.97 33.73 55.25 33.29 36.80 28.95 40.93 Thereafter 44.13 25.35 Total 5,154 4.87% 25,802 24.38% 5,294 5.00% 5,376 5.08% 22,179 20.96% 8,559 8.09% 6,600 6.24% Annualized Cash Rent ($ in thousands) Percentage of Annualized Cash Rent $3,754 3.55% 6,586 6.22% 6,260 5.92% 12.21% 13.98% 1.71% 10,255 9.69% $105,819 100.00% 12,405 $101,578 100.00% 7,746 2024 2025 2026 2027 2019 2020 2021 2022 1,739 14,204 0 3 8,499 14,559 12,922 1.94% Annualized Cash Rent ($ in thousands) Percentage of Annualized Cash Rent 2018 Wtd. Avg. Annualized Cash Rent Per Leased Sq. Ft. 6,377 Wtd. Avg. Annualized Cash Rent Per Leased Sq. Ft. 9,864 9.71% 11,290 $1,974 7.63% 8.37% 6.28% 14.33% 12.72% 11.11% Expiration Year `

Howard Hughes. Stabilized Properties

Dollars in thousands

Property	Location	% Ownership	Rentable Sq. Ft. / Units	1Q18 % Occ.	1Q18 % Leased	Annualized 1Q18 NOI	Est. Stabilized NOI
Office							
3 Waterway Square	Houston, TX	100%	232,021	100%	100%	$7,018	$6,900
4 Waterway Square	Houston, TX	100%	218,551	100%	100%	6,735	6,856
1400 Woodloch Forest	Houston, TX	100%	95,667	97%	97%	2,075	1,890
1735 Hughes Landing Boulevard	Houston, TX	100%	318,170	100%	100%	7,251	7,696
2201 Lake Woodlands Drive	Houston, TX	100%	24,119	0%	100%	(46)	410
3831 Technology Forest	Houston, TX	100%	95,078	100%	100%	2,371	2,269
9303 New Trails	Houston, TX	100%	97,967	57%	63%	1,031	1,800
One Hughes Landing	Houston, TX	100%	197,719	99%	100%	6,440	6,240
Two Hughes Landing	Houston, TX	100%	197,714	95%	95%	5,825	6,000
10-70 Columbia Corporate Center	Columbia, MD	100%	889,079	92%	94%	11,826	12,615
Columbia Office Properties	Columbia, MD	100%	62,038	100%	100%	1,311	818
One Mall North	Columbia, MD	100%	98,607	97%	97%	1,856	1,861
One Summerlin	Las Vegas, NV	100%	206,279	96%	98%	5,366	5,700
Total Office			**2,733,009**			**$59,059**	**$61,055**
Retail							
20/25 Waterway Avenue	Houston, TX	100%	50,062	100%	100%	$2,013	$2,013
1701 Lake Robbins	Houston, TX	100%	12,376	100%	100%	444	400
2000 Woodlands Parkway	Houston, TX	100%	7,900	100%	100%	(29)	218
Creekside Village Green	Houston, TX	100%	74,669	91%	93%	2,093	2,097
Hughes Landing Retail	Houston, TX	100%	126,131	99%	99%	4,375	4,375
Waterway Garage Retail	Houston, TX	100%	21,513	100%	100%	658	800
Columbia Regional	Columbia, MD	100%	89,199	100%	100%	2,086	2,200
Ward Village Retail	Honolulu, HI	100%	918,669	89%	95%	19,297	19,297
Downtown Summerlin	Las Vegas, NV	100%	824,067	88%	95%	21,845	26,300
Outlet Collection at Riverwalk	New Orleans, LA	100%	264,971	98%	100%	6,861	6,500
Total Retail			**2,389,557**			**$59,643**	**$64,200**

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Dollars in thousands Residential Millennium Six Pines Apartments Millennium Waterway Apartments The Metropolitan Columbia, MD Constellation 85 South Street Total Residential Hotel Embassy Suites at Hughes Landing (a) Total Hotel Other Sarofim Equity Investment Stewart Title of Montgomery County, TX Woodlands Ground Leases Hockey Ground Lease Summerlin Hospital Distribution Other Assets Various Total Other Total Stabilized Notes (a) Hotel property Percentage Occupied is the average for 1Q18. www.howardhughes.com Houston, TX Las Vegas, NV Houston, TX 100% 20% Las Vegas, NV 5% $153,619 490 100% NA NA NA NA NA 1,617 NA NA NA $8,369 $146,719 334 $8,464 14 239 100% NA NA NA NA 490 Houston, TX 50% NA NA NA 514 Houston, TX 100% 205 81% NA $6,173 $4,500 205 $6,173 % Rentable 1Q18 1Q18 1Q18 Stabilized Property Location Ownership Sq. Ft. / Units % Occ. % Leased NOI NOI Las Vegas, NV 100% 124 94% 99% 2,774 NA Stabilized Properties (cont'd) Annualized Est. $4,500 Houston, TX 100% 393 96% 99% 3,483 4,600 Houston, TX 100% 314 98% 99% $4,118 600New York, NY 100% 13,000 / 22 100% / 91% 100% / 95% 418 $4,500 26,591 / 1,233 514 NA NA 3,435 3,435 1,617 50% 13,591 / 380 100% / 90% 100% / 94% 2,682 3,500 $13,475 $15,400 $2,074NA NA $2,074NA 2,200

Howard Hughes
Unstabilized Properties

Dollars in thousands

Project Name	Location	% Ownership	Rentable Sq. Ft. / Units	1Q18 % Occ. (a)	1Q18 % Leased (a)	Develop. Costs Incurred	Est. Total Cost (Excl. Land)	Annualized 1Q18 NOI	Est. Stabilized NOI (b)	Est. Stab. Date
Office										
Three Hughes Landing	Houston, TX	100%	320,815	48%	60%	$69,650	$90,162	$61	$7,600	2020
1725 Hughes Landing	Houston, TX	100%	331,754	70%	70%	54,847	74,994	5,500	6,900	2020
One Merriweather	Columbia, MD	100%	206,588	67%	82%	68,701	78,187	1,530	5,100	2020
Two Merriweather	Columbia, MD	100%	124,635	58%	58%	29,399	40,941	(220)	3,600	2021
Total Office			**983,792**			**$222,597**	**$284,284**	**$6,871**	**$23,200**	
Retail										
Lakeland Village Center at Bridgeland	Houston, TX	100%	83,497	75%	80%	$15,779	$15,779	$1,149	$1,700	2018
Anaha - Retail (c)	Honolulu, HI	100%	16,137	21%	59%	—	—	86	1,152	2019
Ae`o - Retail (c)	Honolulu, HI	100%	70,200	84%	88%	—	—	1,035	1,557	2019
Total Retail			**169,834**			**$15,779**	**$15,779**	**$2,270**	**$4,409**	
Residential										
One Lakes Edge	Houston, TX	100%	23,280 / 390	93% / 97%	99% / 99%	$81,729	$81,729	$6,563	$7,500	2020
m.flats / TEN.M (d)	Columbia, MD	50%	28,529 / 437	0% / 22%	0% / 28%	50,655	54,673	(347)	4,000	2019
Total Residential			**51,809 / 827**	**42% / 58%**	**45% / 61%**	**$132,384**	**$136,402**	**$6,216**	**$11,500**	
Hotel										
The Woodlands Resort & Conference Center	Houston, TX	100%	403	56%	NA	$72,360	$72,360	$15,918	$16,500	2020
The Westin at The Woodlands	Houston, TX	100%	302	75%	NA	92,211	97,380	9,391	10,500	2020
Total Hotel			**705**			**$164,571**	**$169,740**	**$25,309**	**$27,000**	
Other										
HHC 242 Self-Storage	Houston, TX	100%	654	45%	45%	$8,174	$8,607	$103	$800	2020
HHC 2978 Self-Storage	Houston, TX	100%	784	33%	33%	7,778	8,476	127	800	2020
Total Other			**1,438**			**$15,952**	**$17,083**	**$230**	**$1,600**	
Total Unstabilized						**$551,283**	**$623,288**	**$40,896**	**$67,709**	

Notes

(a) With the exception of Hotel properties, Percentage Occupied and Percentage Leased are as of March 31, 2018. Each Hotel property Percentage Occupied is the average for 1Q18.

(b) Company estimates of stabilized NOI are based on current leasing velocity, excluding inflation and organic growth.

(c) Condominium retail Develop. Cost Incurred and Est. Total Costs (Excl. Land) are combined with their respective condominium costs on page 19 of this supplement.

(d) Total Develop. Costs Incurred, Est. Total Cost (Excl. Land), and Est. Stabilized NOI are shown at share.

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Howard Hughes. Under Construction Properties

Dollars in thousands, except per sq. ft. and unit amounts

Owned & Managed

Project Name	City, State	% Ownership	Est. Rentable Sq. Ft.	Percent Pre-Leased[1]	Project Status	Const. Start Date	Est. Stabilized Date[2]	Develop. Costs Incurred	Est. Total Cost (Excl. Land)	Est. Stabilized NOI	Stabilized NOI Yield
Office											
110 North Wacker[3]	Chicago, IL	33%	1,400,000	38%	Under construction	Q1 2018	2023	$39,033	$48,918	$19,641	8%
100 Fellowship Dr	Houston, TX	100%	203,000	100%	Under construction	Q2 2017	Q4 2019	22,016	63,278	5,062	8%
Aristocrat	Las Vegas, NV	100%	180,000	100%	Under construction	Q2 2017	Q1 2019	14,789	46,661	4,071	9%
Two Summerlin	Las Vegas, NV	100%	145,000	25%	Under construction	Q2 2017	2020	18,124	49,320	3,500	7%
Three Merriweather	Columbia, MD	100%	320,000	50%	Pending construction	Q1 2018	2023	5,694	138,221	9,200	7%
Total Office			**2,248,000**					**$99,656**	**$346,398**	**$41,474**	
Retail											
Seaport - Uplands / Pier 17[4]	New York, NY	100%	449,527	60%	Under construction	Q4 2013	Q1 2021	$464,156	$731,000	$43,000 - $58,000	6% - 8%
Lake Woodlands Crossing	Houston, TX	100%	60,300	75%	Under construction	Q4 2017	Q4 2020	2,777	15,381	1,700	11%
Total Retail			**509,827**					**$466,933**	**$746,381**	**$44,700 - $59,700**	
Other											
Summerlin Ballpark[5]	Las Vegas, NV	100%	n.a.	n.a.	Under construction	Q1 2018	2019	$3,475	$114,670	$7,000	6%
Total Other								**$3,475**	**$114,670**	**$7,000**	

Project Name	City, State	% Ownership	Est. Number of Units	Monthly Est. Rent Per Unit	Project Status	Const. Start Date	Est. Stabilized Date[2]	Develop. Costs Incurred	Est. Total Cost (Excl. Land)	Est. Stabilized NOI	Stabilized NOI Yield
Multifamily											
Columbia Multifamily	Columbia, MD	100%	382	$2,053	Pending construction	Q2 2018	2023	$7,385	$116,386	$9,162	8%
Creekside Apartments	Houston, TX	100%	292	$1,538	Under construction	Q1 2017	Q4 2019	21,099	42,111	3,499	8%
Downtown Summerlin Apartments	Las Vegas, NV	100%	267	$1,924	Under construction	Q1 2018	Q3 2020	5,582	59,276	4,400	7%
Total Multifamily			**941**					**$34,066**	**$217,773**	**$17,061**	
Total Under Construction								**$604,130**	**$1,425,222**	**$110,235 - $125,235**	

(1) Represents leases signed as of March 31, 2018 and is calculated as the total leased square feet divided by total leasable square feet, expressed as a percentage.

(2) Represents management's estimate of the first quarter of operations in which the asset may be stabilized.

(3) 110 North Wacker Est. Total Cost (Excl. Land) represents HHC's total cash equity requirement. Develop. Costs Incurred represent HHC's equity in the project as of March 31, 2018. Stabilized NOI Yield is based on the projected building NOI at stabilization and our percentage ownership of the equity capitalization of the project. It does not include the impact of the partnership distribution waterfall.

(4) Seaport - Uplands / Pier 17 Estimated Rentable sq. ft. and costs are inclusive of the Tin Building, the plans for which are being finalized. Develop. Costs Incurred and Est. Total Costs are shown net of insurance proceeds of approximately $55 million.

(5) Est. Total Cost (Excl. Land) and Stabilized NOI Yield are exclusive of $27 million of costs to aquire the franchise.

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In thousands, except rentable SF / Units / Acres 1Q18 Acquisitions Date Acquired % Ownership Location Rentable SF / Units / Acres Acquisition Price 1Q18 Dispositions Date Sold Rentable SF / Units / Acres Sale Price www.howardhughes.com17 Acquisition / Disposition Activity Property Property % Ownership Location No acquisition activity in 1Q18 No disposition activity in 1Q18

Howard Hughes. Master Planned Community Land

Dollars in thousands	Woodlands 1Q2018	Woodlands 1Q2017	Woodlands Hills 1Q2018	Woodlands Hills 1Q2017	Bridgeland 1Q2018	Bridgeland 1Q2017	Summerlin 1Q2018	Summerlin 1Q2017	Maryland 1Q2018	Maryland 1Q2017	Total 1Q2018	Total 1Q2017
Revenues:												
Residential land sale revenues	$5,639	$2,361	$2,854	$ —	$5,419	$7,256	$32,638	$38,536	$ —	$ —	$46,550	$48,153
Commercial land sale revenues	—	3,799	—	—	2	1,467	13	62	—	—	15	5,328
Builder price participation	16	274	—	—	96	15	4,969	4,372	—	—	5,081	4,661
Other land sale revenues	1,196	1,909	2	10	32	6,629	2,561	2,014	327	2	4,118	10,564
Total revenues	**$6,851**	**$8,343**	**$2,856**	**$10**	**$5,549**	**$15,367**	**$40,181**	**$44,984**	**$327**	**$2**	**$55,765**	**$68,706**
Expenses:												
Cost of sales - residential land	($2,846)	($1,127)	($1,524)	$ —	($1,474)	($2,251)	($20,192)	($21,140)	$ —	$ —	($26,036)	($24,518)
Cost of sales - commercial land	—	(900)	—	—	(1)	(424)	(7)	(27)	—	—	(8)	(1,351)
Real estate taxes	(1,519)	(1,264)	(85)	(75)	(460)	(331)	(623)	(590)	(153)	(164)	(2,840)	(2,424)
Land sales operations	(2,854)	(3,005)	(417)	(62)	(1,293)	(1,372)	(2,596)	(2,410)	(321)	(123)	(7,481)	(6,972)
Depreciation and amortization	(35)	(31)	—	—	(24)	(35)	(21)	(23)	(1)	(3)	(81)	(92)
Total Expenses	**($7,254)**	**($6,327)**	**($2,026)**	**($137)**	**($3,252)**	**($4,413)**	**($23,439)**	**($24,190)**	**($475)**	**($290)**	**($36,449)**	**($35,357)**
Net interest capitalized (expense)	(1,108)	(912)	195	142	2,964	2,462	4,341	3,868	—	(3)	6,392	5,557
Equity in earnings from real estate affiliates	—	—	—	—	—	—	11,128	5,280	—	—	11,128	5,280
EBT	**($1,511)**	**$1,104**	**$1,025**	**$15**	**$5,261**	**$13,416**	**$32,211**	**$29,942**	**($148)**	**($291)**	**$36,836**	**$44,186**
Key Performance Metrics:												
Residential												
Total acres closed in current period	8.1	4.5	10.6	—	14.7	18.6	44.7	37.7	NM	NM		
Price per acre achieved	$697	$525	$270	NM	$369	$390	$647	$697	NM	NM		
Avg. gross margins	50%	52%	47%	NM	73%	69%	38%	45%	NM	NM		
Commercial												
Total acres closed in current period	—	10.4	—	—	—	—	—	—	—	—		
Price per acre achieved	NM	$365	NM	NM	NM (a)	NM (a)	NM (a)	NM (a)	NM	NM		
Avg. gross margins	NM	76%	NM	NM	50%	71%	46%	56%	NM	NM		
Avg. combined before-tax net margins	**50%**	**67%**	**47%**	**NM**	**73%**	**69%**	**38%**	**45%**	**NM**	**NM**		

Key Valuation Metrics:	Woodlands	Woodlands Hills	Bridgeland	Summerlin	Maryland
Remaining saleable acres					
Residential	223	1,414	2,425	3,523	—
Commercial	743	171	1,535	793	97 (b)
Projected est. % superpads / lot size	0% / —	0% / —	0% / —	88% / 0.25 ac	NM
Projected est. % single-family detached lots / lot size	70% / 0.29 ac	87% / 0.29 ac	89% / 0.16 ac	0% / —	NM
Projected est. % single-family attached lots / lot size	30% / 0.08 ac	13% / 0.13 ac	10% / 0.12 ac	0% / —	NM
Projected est. % custom homes / lot size	0% / —	0% / —	1% / 1.0 ac	12% / 0.45 ac	NM
Estimated builder sale velocity (blended total - TTM) (c)	32	—	47	102	NM
Gross margin range (GAAP), net of MUDs (d)	50.0%	47.0%	73.0%	38.0%	45.0% (e)
Gross margin range (Cash), net of MUDs (d)	99.4%	85.9%	75.4%	75.4%	NM
Residential sellout / Commercial buildout date estimate					
Residential	2023	2029	2034	2039	—
Commercial	2026	2028	2045	2039	2021

Notes

(a) Price per acre achieved is not applicable as commercial land sale revenues represent deferred income.

(b) Does not include 31 commercial acres held in the Strategic Development segment in Downtown Columbia.

(c) Represents the average monthly builder homes sold over the last twelve months ended March 31, 2018.

(d) GAAP gross margin is based on GAAP revenues and expenses which exclude revenues deferred on sales closed where revenue did not meet criteria for recognition, and includes revenues previously deferred that met criteria for recognition in the current period. Gross margin for each MPC may vary from period to period based on the locations of the land sold and the related costs associated with developing the land sold. Projected cash gross margin includes all future projected revenue less all future projected development costs, net of expected reimbursable costs, and capitalized overhead, taxes and interest.

(e) Represents commercial sale gross margin from 4Q17.

18 www.howardhughes.com

Howard Hughes

Ward Village Condominiums

	Waiea (a)	Anaha (b)	Ae'o	Ke Kilohana (c)	Total
Key Metrics					
Type of building	Ultra-Luxury	Luxury	Upscale	Workforce	
Number of units	174	317	466	424	1,381
Avg. unit s.f.	2,174	1,417	836	694	1,094
Condo s.f.	378,238	449,205	389,368	294,273	1,511,084
Street retail s.f.	8,200	16,100	68,300	21,900	114,500
Stabilized retail NOI ($ in thousands)	$453	$1,152	$1,557	$1,081	$4,243
Stabilization year	2017	2019	2019	2020	
Development progress					
Status	Opened	Opened	U/C	U/C	
Start date (actual or est.)	2Q14	4Q14	1Q16	4Q16	
Completion date (actual or est.)	Complete	Complete	1Q19	2019	
Total development cost ($m)	$424.6	$401.3	$428.5	$218.9	$1,473.3
Cost-to-date ($m)	$394.2	$376.5	$281.8	$80.5	$1,133.0
Remaining to be funded ($m)	$30.4	$24.8	$146.7	$138.4	$340.3
Financial Summary (Dollars in thousands, except per sq. ft.)					
Units closed (through 1Q18)	160	310	—	—	470
Units under contract (through 1Q18)	6	2	452	395	855
Total % of units closed or under contract	95.4%	98.4%	97.0%	93.2%	95.9%
Units closed (current quarter)	1	3	—	—	4
Units under contract (current quarter)	n.a.	n.a.	30	5	35
Square footage closed or under contract (total)	346,611	430,391	372,073	264,488	1,413,563
Total % square footage closed or under contract	91.6%	95.8%	95.6%	89.9%	93.5%
Target condo profit margin at completion (excl. land cost)	—	—	—	—	~30%
Total cash received (closings & deposits)	—	—	—	—	$1,233,731
Total GAAP revenue recognized	—	—	—	—	$1,093,097
Expected avg. price per sq. ft.	$1,900 - $1,950	$1,100 - $1,150	$1,300 - $1,350	$700 - $750	$1,300 - $1,325
Expected construction costs per retail sq. ft.	—	—	—	—	~$1,100
Deposit Reconciliation (Dollars in thousands)					
Deposits from sales commitment					
spent towards construction	$117,916	$79,872	$68,185	$19,849	$285,822
held for future use (d)	$13,792	$2,784	$48,416	$408	$65,400
Total deposits from sales commitment	**$131,708**	**$82,656**	**$116,601**	**$20,257**	**$351,222**

Notes

(a) We began delivering units at Waiea in November 2016. As of March 31, 2018, we've closed 160 units, we have 6 under contract, and 8 units remaining to be sold.

(b) We began delivering units at Anaha in October 2017. As of March 31, 2018, we've closed 310 units, we have 2 under contract, and 5 units remaining to be sold.

(c) Ke Kilohana consists of 375 workforce units and 49 market rate units.

(d) Total deposits held for future use are shown in Restricted Cash on the balance sheet.

U/C = Under Construction

19 www.howardhughes.com

Howard Hughes

Other Assets

Property Name	City, State	% Own	Acres	Notes
Planned Future Development				
The Elk Grove Collection	Elk Grove, CA	100%	64	Plan to build a 400,000 Sq. Ft. outlet retail center. Sold 36 acres for $36 million in total proceeds in 2017.
Landmark Mall	Alexandria, VA	100%	33	Plan to transform the mall into an open-air, mixed-use community. In January 2017, we acquired the 11.4 acre Macy's site for $22.2 million.
Cottonwood Mall	Holladay, UT	100%	54	Under contract to sell in separate parcels. First closing expected in 2018.
Circle T Ranch and Power Center	Westlake, TX	50%	207	50/50 joint venture with Hillwood Development Company. In 2016, the joint venture sold 72 acres to an affiliate of Charles Schwab Corporation.
West Windsor	West Windsor, NJ	100%	658	Zoned for approximately 6 million square feet of commercial uses.
AllenTowne	Allen, TX	100%	238	Located 27 miles north of Downtown Dallas. Agricultural property tax exemptions are in place for most of the property, which reduces carrying costs.
Bridges at Mint Hill	Charlotte, NC	91%	210	Zoned for approximately 1.3 million square feet of commercial uses.
Maui Ranch Land	Maui, HI	100%	20	Two, non-adjacent, ten-acre parcels zoned for native vegetation.
Fashion Show Air Rights	Las Vegas, NV	80%	N/A	Air rights above the Fashion Show Mall located on the Las Vegas Strip.

20

www.howardhughes.com

Howard Hughes. Debt Summary

(In thousands)		March 31, 2018		December 31, 2017
Fixed-rate debt:				
Unsecured 5.375% Senior Notes	$	1,000,000	$	1,000,000
Secured mortgages, notes and loans payable		497,960		499,299
Special Improvement District bonds		24,528		27,576
Variable-rate debt:				
Mortgages, notes and loans payable, excluding condominium financing (a)		1,299,119		1,317,311
Condominium financing (a)		93,613		33,603
Mortgages, notes and loans payable	$	2,915,220	$	2,877,789
Unamortized bond issuance costs		(6,701)		(6,898)
Deferred financing costs, net		(12,748)		(12,946)
Total consolidated mortgages, notes and loans payable	$	2,895,771	$	2,857,945
Total unconsolidated mortgages, notes and loans payable at pro-rata share	$	86,827	$	84,983
Total Debt	**$**	**2,982,598**	**$**	**2,942,928**

Net Debt on a Segment Basis, at share as of March 31, 2018

(In thousands) Segment Basis (b)		Master Planned Communities		Operating Assets		Strategic Developments		Segment Totals		Non-Segment Amounts		Total
Mortgages, notes and loans payable, excluding condominium financing (b)	$	235,045	$	1,636,759	$	11,116	$	1,882,920	$	1,006,065	$	2,888,985
Condominium financing		—		—		93,613		93,613		—		93,613
Less: cash and cash equivalents (b)		(104,427)		(72,703)		(33,393)		(210,523)		(471,948)		(682,471)
Special Improvement District receivables		(26,371)		—		—		(26,371)		—		(26,371)
Municipal Utility District receivables		(203,436)		—		—		(203,436)		—		(203,436)
Net Debt	**$**	**(99,189)**	**$**	**1,564,056**	**$**	**71,336**	**$**	**1,536,203**	**$**	**534,117**	**$**	**2,070,320**

Consolidated Debt Maturities and Contractual Obligations by Extended Maturity Date as of March 31, 2018 (c)

(In thousands)		1 year		1-3 years		3-5 years		5 years and thereafter		Total
Mortgages, notes and loans payable	$	89,556	$	936,892	$	528,415	$	1,360,357	$	2,915,220
Interest Payments		137,438		354,602		158,768		143,867		794,675
Ground lease and other leasing commitments		8,769		16,378		15,527		314,129		354,803
Total consolidated debt maturities and contractual obligations	**$**	**235,763**	**$**	**1,307,872**	**$**	**702,710**	**$**	**1,818,353**	**$**	**4,064,698**

(a) $409.4 million and $428.3 million of variable-rate debt has been swapped to a fixed-rate for the term of the related debt as of March 31, 2018 and December 31, 2017, respectively.

(b) Each segment includes our share of related cash and debt balances for all joint ventures included in Investments in Real Estate and Other Affiliates. Please see our Liquidity and Capital Resources discussion in the Form 10-Q for Q1 2018 for additional information.

(c) Mortgages, notes and loans payable and condominium financing are presented based on extended maturity date. Extension periods generally can be exercised at our option at the initial maturity date, subject to customary extension terms that are based on property performance as of the initial maturity date and/or extension date. Such extension terms may include, but are not limited to, minimum debt service coverage, minimum occupancy levels or condominium sales levels, as applicable, and other performance criteria. We may have to pay down a portion of the debt in order to obtain the extension if we are not in compliance with the covenants of the financing arrangement.

21 www.howardhughes.com

Howard Hughes. Property Level Debt

Asset	1Q18 Principal Balance ($ in thousands)	Contract Interest Rate	Interest Rate Hedge	Current Annual Interest Rate	Initial / Extended Maturity (a)
Master Planned Communities					
The Woodlands Master Credit Facility	$150,000	L+275	Floating/Cap	4.55%	Apr-20 / Apr-21
Bridgeland Credit Facility	$65,000	L+315	Floating	5.32%	Nov-20 / Nov-22
	$215,000				
Operating Assets					
Outlet Collection at Riverwalk	$53,357	L+275	Floating	4.55%	Oct-17 / Oct-18
1725-35 Hughes Landing Boulevard	$118,377	L+165	Floating	3.45%	Jun-18 / Jun-19
The Westin at The Woodlands	$57,946	L+265	Floating	4.45%	Aug-18 / Aug-19
Three Hughes Landing	$45,058	L+260	Floating	4.40%	Dec-18 / Dec-20
Lakeland Village Center at Bridgeland	$11,688	L+235	Floating	4.15%	May-18 / May-20
Embassy Suites at Hughes Landing	$31,245	L+250	Floating	4.30%	Oct-18 / Oct-20
The Woodlands Resort & Conference Center	$64,000	L+325	Floating	5.05%	Dec-18 / Dec-20
One Merriweather	$43,892	L+215	Floating	3.95%	Feb-20 / Feb-21
Downtown Summerlin	$272,277	L+215	Floating / Swap	4.73%	Sep-20 / Sep-21
Two Merriweather	$20,952	L+250	Floating	4.30%	Oct-20 / Oct-21
HHC 242 Self-Storage	$6,354	L+260	Floating	4.40%	Oct-19 / Oct-21
HHC 2978 Self-Storage	$5,790	L+260	Floating	4.40%	Jan-20 / Jan-22
70 Columbia Corporate Center	$20,000	L+200	Floating	3.80%	May-20 / May-22
One Mall North	$14,463	L+225	Floating	4.05%	May-20 / May-22
10-60 Corporate Centers	$80,000	L+175	Floating / Swap	3.48%	May-20 / May-22
20/25 Waterway Avenue	$13,582	4.79%	Fixed	4.79%	May-22
Millennium Waterway Apartments	$54,839	3.75%	Fixed	3.75%	Jun-22
Ward Village	$238,718	L+250	Floating / Swap	3.97%	Sep-21 / Sep-23
9303 New Trails	$11,906	4.88%	Fixed	4.88%	Dec-23
4 Waterway Square	$34,869	4.88%	Fixed	4.88%	Dec-23
3831 Technology Forest Drive	$21,881	4.50%	Fixed	4.50%	Mar-26
Kewalo Basin Harbor	—	L+275	Floating	4.55%	Sep-27
Millennium Six Pines Apartments	$42,500	3.39%	Fixed	3.39%	Aug-28
3 Waterway Square	$50,003	3.94%	Fixed	3.94%	Aug-28
One Hughes Landing	$52,000	4.30%	Fixed	4.30%	Dec-29
Two Hughes Landing	$48,000	4.20%	Fixed	4.20%	Dec-30
One Lakes Edge	$69,440	4.50%	Fixed	4.50%	Mar-29 / Mar-31
Constellation Apartments	$24,200	4.07%	Fixed	4.07%	Jan-33
Hughes Landing Retail	$35,000	3.50%	Fixed	3.50%	Dec-36
Columbia Regional Building	$25,000	4.48%	Fixed	4.48%	Feb-37
	$1,567,337				
Strategic Developments					
Ke Kilohana	$2,201	L+325	Floating	5.05%	Dec-19 / Dec-20
Ae'o	$91,412	L+400	Floating/Cap	5.80%	Dec-19 / Dec-21
100 Fellowship Drive	$1	L+150	Floating	3.30%	May-22
Aristocrat	—	P+40	Floating	5.15%	Oct-22
Two Summerlin	—	P+40	Floating	5.15%	Oct-22
Lake Woodlands Crossing Retail	$1	L+180	Floating	3.60%	Jan-23
Downtown Summerlin Apartments	—	L+225	Floating	4.05%	Oct-21 / Oct-24
	$93,615				
Total (b)	**$1,875,952**				

Notes

(a) Extended maturity assumes all extension options are exercised if available based on property performance.

(b) Excludes JV debt, Corporate level debt, and SID bond debt related to Summerlin MPC & Retail.

22 www.howardhughes.com

Minimum Contractual Ground Lease Payments ($ in thousands) Pro-Rata Remaining Ground Leased Asset Share 2018 2019 Thereafter Total 100% $1,633 $2,131 $57,455 $61,219 100% 1,199 1,636 204,078 206,913 100% 225 300 8,900 9,425 $3,057 $4,067 $270,433 $277,557 (a) Includes base ground rent, deferred ground rent and the participation rent, as applicable. Future payments of participation rent are calculated based on the floor only. (b) Initial expiration is 12/30/2031 but subject to extension options through 12/31/2072. 23 www.howardhughes.com Summary of Ground Leases Three months ended Year Ended December 31 Expiration Date March 31, 2018 Future Cash Payments Kewalo Basin Harbor 2049 75 Riverwalk (a) 2045-2046 $819 Seaport 2031 (b) 393

24 www.howardhughes.com Definitions Net Operating Income (NOI) - We define NOI as operating cash revenues (rental income, tenant recoveries and other revenue) less operating cash expenses (real estate taxes, repairs and maintenance, marketing and other property expenses), including our share of NOI from equity investees. NOI excludes straight-line rents and amortization of tenant incentives, net interest expense, ground rent amortization, demolition costs, amortization, depreciation, development-related marketing costs and, unless otherwise indicated, Equity in earnings from Real Estate and Other Affiliates. We use NOI to evaluate our operating performance on a property-by- property basis because NOI allows us to evaluate the impact that factors which vary by property, such as lease structure, lease rates and tenant bases, have on our Operating Assets because it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating real estate properties and the impact on operations from trends in rental and occupancy rates and operating costs. Under Construction - Projects in the Strategic segment for which construction has commenced as of March 31, 2018, unless otherwise noted. This excludes MPC and condominium development. Unstabilized - Properties in the Operating segment that have not been in service for more than 36 months and do not exceed 90% occupancy. If an office, retail or multi-family property has been in service for more than 36 months but does not exceed 90% occupancy, the asset is considered underperforming and is included in Stabilized. Stabilized - Properties in the Operating segment that have been in service for more than 36 months or have reached 90% occupancy, which ever occurs first. If an office, retail or multifamily property has been in service for more than 36 months but does not exceed 90% occupany, the asset is considered underperforming.

Howard Hughes.

Reconciliation of Non-GAAP Measures

Reconciliation of Operating Assets segment EBT to Total NOI:

(In thousands)	Q1 2018	Q4 2017	Q3 2017	Q2 2017	Q1 2017	FY 2017	FY 2016 (a)
Total Operating Assets segment EBT	$ 7,175	$ (14,356)	$ (13,162)	$ (9,068)	$ 7,922	$ (28,664)	$ (22,985)
Straight-line lease amortization	(3,690)	(2,801)	(1,421)	(1,816)	(1,961)	(7,999)	(10,689)
Demolition costs	—	1,443	34	63	65	1,605	194
Development-related marketing costs	—	1,029	1,067	832	418	3,346	947
Depreciation and Amortization	25,173	33,503	33,885	32,244	22,789	122,421	86,313
Provision for impairment	—	—	—	—	—	—	35,734
Write-off of lease intangibles and other	—	492	41	15	27	575	25
Other income, net	—	50	249	(162)	178	315	(4,601)
Equity in earnings from Real Estate Affiliates	(2,583)	472	(317)	(37)	(3,385)	(3,267)	(2,802)
Interest, net	16,687	15,580	15,940	15,540	14,524	61,584	50,427
Total Operating Assets NOI - Consolidated	**42,762**	**35,412**	**36,316**	**37,611**	**40,577**	**149,916**	**132,563**
Redevelopments							
Historic Area / Uplands (a)	—	—	—	—	—	—	(589)
Landmark Mall	—	—	—	—	—	—	(676)
Total Operating Asset Redevelopments NOI	—	—	—	—	—	—	**(1,265)**
Dispositions							
Cottonwood Square	—	250	165	161	174	750	705
Park West	—	1	(8)	(39)	(14)	(60)	1,835
Total Operating Asset Dispositions NOI	—	**251**	**157**	**122**	**160**	**690**	**2,540**
Consolidated Operating Assets NOI excluding properties sold or in redevelopment	**$ 42,762**	**$ 35,161**	**$ 36,159**	**$ 37,489**	**$ 40,417**	**$ 149,226**	**$ 131,288**
Company's Share NOI - Equity investees	**$ 575**	**$ 1,084**	**$ 1,186**	**$ 1,385**	**$ 746**	**$ 4,401**	**$ 5,069**
Distributions from Summerlin Hospital Investment	**3,435**	—	—	—	**3,383**	3,383	**2,616**
Total NOI	**$ 46,772**	**$ 36,245**	**$ 37,345**	**$ 38,874**	**$ 44,546**	**$ 157,010**	**$ 138,973**

(a) - Effective January 1, 2017, we moved South Street Seaport assets under construction and related activities out of the Operating Assets segment into the Strategic Developments segment. South Street Seaport operating properties and related operating results remain presented within the Operating Assets segment. The respective segment earnings and NOI presented above in all 2016 periods to reflect this change.

Reconciliation of MPC Land Sales Closed to GAAP Land Sales Revenue:

(In thousands)	Three Months Ended March 31, Q1 2018	Q1 2017	Year Ended December 31, Q4 2017	Q4 2016
Total residential land sales closed in period	$ 42,778	$ 35,881	$ 189,017	$ 163,142
Total commercial land sales closed in period	—	3,799	18,254	10,753
Net recognized (deferred) revenue:				
Bridgeland	2	1,467	6,722	3,780
Summerlin	753	9,712	20,063	29,596
Total net recognized (deferred) revenue	755	11,179	26,785	33,376
Special Improvement District bond revenue	3,032	2,622	14,539	8,047
Total land sales revenue - GAAP basis	$ 46,565	$ 53,481	$ 248,595	$ 215,318
Total MPC segment revenue - GAAP basis	$ 55,765	$ 68,706	$ 299,543	$ 253,304

Reconciliation of MPC segment EBT to MPC Net Contribution:

(In thousands)	Three Months Ended March 31, 2018	2017	Year Ended December 31, 2017	2016
MPC segment EBT	$ 36,836	$ 44,186	$ 190,351	$ 179,481
Plus:				
Cost of sales - land	26,043	25,869	121,116	95,727
Depreciation and amortization	(2,624)	2,750	323	311
MUD and SID bonds collections, net	81	92	56,509	37,672
Distributions from Real Estate and Other Affiliates	—	—	10,000	22,900
Less:				
MPC development expenditures	(43,865)	(43,623)	(193,087)	(149,592)
MPC land acquisitions	506	(1,415)	(4,391)	(94)
Equity in earnings in Real Estate and Other Affiliates	(11,128)	(5,280)	(23,234)	(43,501)
MPC Net Contribution	$ 5,849	$ 22,579	$ 157,587	$ 142,904

Reconciliation of Segment EBTs to Net Income

(In thousands)	Three Months Ended March 31, 2018	2017	Year Ended December 31, 2017	2016
MPC segment EBT	$ 36,836	$ 44,186	$ 190,351	$ 179,481
Operating Assets segment EBT	7,175	7,922	(28,664)	(22,985)
Strategic Developments segment EBT	9,020	48,845	169,041	302,022
Corporate and other items	(50,639)	(85,597)	(209,906)	(137,742)
Income before taxes	2,392	15,356	120,822	320,776
Provision for income taxes	(558)	(9,697)	45,801	(118,450)
Net income	1,834	5,659	166,623	202,326
Net (loss) income attributable to noncontrolling interests	(360)	-	1,781	(23)
Net income attributable to common stockholders	$ 1,474	$ 5,659	$ 168,404	$ 202,303

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